UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  December 1, 2006

                              INTEGRATED DATA CORP.
               --------------------------------------------------
               (Exact name of Registrant as specified in charter)

     Delaware                     0-31729                     23-2498715
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   (State or other             (Commission                  (IRS Employer
   jurisdiction of             File Number)                 Identification
   incorporation)                                           Number)

          3422 Old Capitol Trail, Suite 741, Wilmington, DE  19808
          ---------------------------------------------------------
            (Address of principal executive offices)     (Zip Code)

                                484-212-4137
                                ------------
             (Registrant's telephone number, including area code)


          220 Commerce Drive, Suite 300, Fort Washington, PA  19034
          ---------------------------------------------------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act


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Item 8.01 OTHER EVENTS.

At a meeting of the Board of Directors of Integrated Data Corp. (the "Company") held December 1, 2006, the Directors of the Company did unanimously find that the terms and conditions of the Agreement and Plan of Merger, dated September 15, 2006, among DataWave Systems Inc., InComm Holdings Inc. and DataWave Acquisition, Inc., a wholly owned subsidiary of InComm (the "DataWave Acquisition"), were in the best interests of the Company and did recommend that the shareholders of the Company vote their respective shares in favor of the DataWave Acquisition. In accordance with the DataWave Acquisition, the Company agreed to sell all of its DataWave shares. Pursuant to Section 228(a) of the General Corporation Law of the State of Delaware, the solicitation of select shareholders of the Company yielded signatures representing over 70% of the outstanding shares of the Company authorizing the Board of Directors to accept the cash offer of InComm in exchange for the tender of all shares of DataWave owned of record by the Company. Subsequently on its DataWave Proxy, the Company voted FOR the DataWave Acquisition.

A complete copy of the DataWave Proxy Statement for 2006 Annual Meeting which sets forth the terms of the DataWave Acquisition is obtainable from the DataWave website by selecting Form DEF 14A with a filing date of November 1, 2006 at:

     http://www.datawave.com/investors/investors.php?pageID=61

This Form 8-K Current Report is a notification of this event to all shareholders of the Company.



                                  Signatures
                                  ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          INTEGRATED DATA CORP.
                                          ---------------------
                                          (Registrant)

Date:  December 14, 2006
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                                          By: /s/Abe Carmel
                                              -------------
                                              Abe Carmel
                                              Chief Executive Officer



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